EXHIBIT 99.1

          Pursuant to Rule 13d-1(f)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.


                                  /s/ W. R. Cotham
                                  W. R. Cotham

                                  Attorney-in-Fact for:
                                    LEE M. BASS (1)
                                    DORT A. CAMERON III (2)
                                    THOMAS M. TAYLOR (3)
                                    SID R. BASS (4)
                                    E. P. BASS (5)

                                  Vice President of:
                                    LEE M. BASS, INC.
                                    SID R. BASS, INC.
                                    THRU LINE INC.
                                    TMT-FW, INC.


                                  THE AIRLIE GROUP L.P.,
                                  a Delaware limited partnership

                                  By: EBD L.P.,
                                      a Delaware limited partnership,
                                      General Partner

                                    By: TMT-FW, INC.,
                                        a Texas corporation,
                                     General Partner

                                      By: /s/ W. R. Cotham
                                       W. R. Cotham,
                                       Vice President


                                  EBD L.P.,
                                  a Delaware limited partnership

                                  By: TMT-FW, INC.,
                                      a Texas corporation,
                                      General Partner


                                     By: /s/ W. R. Cotham
                                         W. R. Cotham,
                                         Vice President


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III, previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of E. P. Bass previously has been filed with the Securities and Exchange Commission.